Exhibit 10.7.1

EXECUTION VERSION

FIRST AMENDMENT TO

MASTER REPURCHASE AGREEMENT

FIRST AMENDMENT TO MASTER REPURCHASE AGREEMENT, dated as of December 27, 2011 (this “Amendment”), by and between Barclays Bank PLC, a public limited company organized under the laws of England and Wales (including any successor thereto, “Purchaser”) and RAIT CMBS Conduit II, LLC, a limited liability company organized under the laws of the State of Delaware (“Seller”). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Repurchase Agreement (as defined below and as amended hereby).

RECITALS

WHEREAS, Seller and Purchaser are parties to that certain Master Repurchase Agreement, dated as of November 23, 2011 (the “Repurchase Agreement”), and other Transaction Documents; and

WHEREAS, Seller and Purchaser desire to make certain modifications to the Repurchase Agreement.

NOW THEREFORE, in consideration of the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE 1

AMENDMENT TO REPURCHASE AGREEMENT

The first sentence set forth in Article 3(m)(i) of the Repurchase Agreement is hereby deleted in its entirety and replaced with the following:

“(m) (i) Upon written request of Seller, provided that all of the extension conditions listed in clause (ii) below (collectively, the “Termination Date Extension Conditions”) shall have been satisfied, Purchaser may, at its sole discretion, extend the Termination Date, for a period not to exceed three hundred sixty-four (364) additional days (an “Extension Period”) by giving notice to Seller of such extension and of the new Termination Date.”

ARTICLE 2

REPRESENTATIONS

Each of Seller and Purchaser represents and warrants (as to itself) to the other, as of the date of this Amendment, as follows:

(a) all representations and warranties made by it in the Repurchase Agreement are true and correct;

(b) it is duly authorized to execute and deliver this Amendment and has taken all necessary action to authorize such execution, delivery and performance;

(c) the person signing this Amendment on its behalf is duly authorized to do so on its behalf;

(d) the execution, delivery and performance of this Amendment will not violate any Requirement of Law applicable to it or its organizational documents or any agreement by which it is bound or by which any of its assets are affected; and

(e) this Amendment has been duly executed and delivered by it.

ARTICLE 3

GOVERNING LAW

THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO THE CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTION 5-140 1 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

ARTICLE 4

MISCELLANEOUS

(a) Except as expressly amended or modified hereby, the Repurchase Agreement and the other Transaction Documents shall each be and shall remain in full force and effect in accordance with their terms.

(b) The Amendment may be executed in counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

(c) The headings in this Amendment are for convenience of reference only and shall not affect the interpretation or construction of this Amendment.

(d) This Amendment may not be amended or otherwise modified, waived or supplemented except as provided in the Repurchase Agreement.

(e) This Amendment contains a final and complete integration of all prior expressions by the parties with respect to the subject matter hereof and shall constitute the entire agreement among the parties with respect to such subject matter, superseding all prior oral or written understandings.

(f) This Amendment is a Transaction Document executed pursuant to the Repurchase Agreement and shall be construed, administered and applied in accordance with the terms and provisions of the Repurchase Agreement.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

PURCHASER:

BARCLAYS BANK PLC, a public limited company organized under the laws of England and Wales

By:	/s/ Larry J. Kravetz

	Name:	LARRY J. KRAVETZ
	Title:	MANAGING DIRECTOR

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

[Signature Page to First Amendment to Master Repurchase Agreement]

SELLER:

RAIT CMBS CONDUIT II, LLC, a Delaware limited liability company

By:	RAIT FUNDING, LLC, a Delaware limited liability company, its sole member and manager

	By:	TABERNA REALTY FINANCE TRUST, a Maryland real estate investment trust, its sole member

		By:	/s/ James J. Sebra

			Name:	JAMES J. SEBRA
			Title:	SVP & CAO

[Signature Page to First Amendment to Master Repurchase Agreement]